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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               --------------

                                  FORM 8-K


                               Current Report
                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 12, 1997
                                                -----------------------------


                     PAN PACIFIC RETAIL PROPERTIES, INC.
          ----------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)



            Maryland                       001-13243           33-0752457
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(State or other jurisdiction of           (Commission        (IRS Employer
 incorporation or organization)            File Number)     Identification No.)



             1631-B South Melrose Drive
                  Vista, California                               92083
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        (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:    (760) 727-1002
                                                        -----------------------



                                        N.A.
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

     On November 12, 1997, Pan Pacific Retail Properties, Inc. (the "Registrant") acquired three shopping centers located in the pacific northwest. The assets purchased, acquired under three separate purchase and sale agreements from unrelated third parties, represented a portfolio transaction wherein the purchase of each property was contingent upon the purchase of the other two properties.

     Claremont Village was purchased pursuant to a purchase and sale agreement dated September 24, 1997. The property, a 93,501 square foot neighborhood center located in Everett, Washington, was acquired for $10,725,000 from MGMAB Limited Partnership. The asset, acquired for cash, was paid for with available cash and borrowings under an existing unsecured credit facility available to the Registrant. The Registrant intends to continue to operate the asset as a shopping center.

     Olympia West Center was purchased pursuant to a purchase and sale agreement dated September 24, 1997. The property, a 69,212 square foot promotional center located in Olympia, Washington, was acquired for $12,000,000 from Olympia West Partners, LP. The asset was acquired for cash from borrowings under an existing unsecured credit facility available to the Registrant and the assumption of approximately $6,100,000 of existing debt. The Registrant intends to continue to operate the asset as a shopping center.

     Tacoma Central was purchased pursuant to a purchase and sale agreement dated September 24, 1997. The property, a 134,867 square foot community center located in Tacoma, Washington, was acquired for $18,750,000 from Tacoma Development Limited Partnership. The asset was acquired for cash from borrowings under an existing unsecured credit facility available to the Registrant and the assumption of approximately $11,600,000 of existing debt . The Registrant intends to continue to operate the asset as a shopping center.

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Item 7.        Financial Statements and Exhibits.

         (a)   Financial Statements.

               It is impracticable to provide the required financial statements of Claremont Village, Olympia West Center and Tacoma Central at this time. The required financial statements of Claremont Village, Olympia West Center and Tacoma Central will be filed by amendment as soon as practicable, but not later than January 26, 1998.

         (b)   Pro Forma Financial Information.

               It is impracticable to provide the required pro forma financial information for Claremont Village, Olympia West Center and
               Tacoma Central at this time. The required pro forma financial information for Claremont Village, Olympia West Center and
               Tacoma Central will be filed by amendment as soon as practicable, but not later than January 26, 1998.

         (c)   Exhibits.

               The Exhibits to this report are listed on the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 25, 1997.


                                  PAN PACIFIC RETAIL PROPERTIES, INC.


                                  By: /s/        Stuart A. Tanz
                                      -------------------------------------
                                      Stuart A. Tanz
                                      President and Chief Executive Officer



                                  By: /s/       David L. Adlard
                                      -------------------------------------
                                      David L. Adlard
                                      Executive Vice President and
                                      Chief Financial Officer



                                  By: /s/       Laurie A. Sneve
                                      -------------------------------------
                                      Laurie A. Sneve, CPA
                                      Vice President and Controller

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                     PAN PACIFIC RETAIL PROPERTIES, INC.

                               EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------

99.1  Purchase and Sale Agreement between MGMAB Limited Partnership and
      Pan Pacific Retail Properties, Inc. dated September 24, 1997 (previously filed as Exhibit 10.9 to the Registrant's Quarterly Report on Form 10-Q relating to the nine months ended September 30, 1997 and incorporated herein by this reference).

99.2  Purchase and Sale Agreement between Olympia West Partners, LP and
      Pan Pacific Retail Properties, Inc. dated September 24, 1997 (previously filed as Exhibit 10.10 to the Registrant's Quarterly Report on Form 10-Q relating to the nine months ended September 30, 1997 and incorporated herein by this reference).

99.3 Purchase and Sale Agreement between Tacoma Development Limited Partnership and Pan Pacific Retail Properties, Inc. dated September 24, 1997 (previously filed as Exhibit 10.11 to the Registrant's Quarterly Report on Form 10-Q relating to the nine months ended September 30, 1997 and incorporated herein by this reference).